SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-54205

Date of Report: January 8, 2016

Pacific Sands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	88-0322882
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

4611 Green Bay Road, Kenosha, WI	53144
(Address of principal executive offices)	(Zip Code)

(262) 925-0123
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Terry Haggerty has been appointed to the Pacific Sands, Inc. Board of Directors effective immediately. Mr. Haggerty is a former CPA and current President of the Blue Sky Group, Inc.
Mr Haggerty, who has been a long-term shareholder of the company, has significant experience with the finance and development of small businesses. He will assist the company identify new sources of capital to fund the projected sales growth of new and existing products. In addition, Mr. Haggerty will advise the Board of Directors on financial and strategic planning issues directed toward moving the company toward its objective of achieving a profitable level of operation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 8, 2016	Pacific Sands, Inc.

By: /s/ Michael D. Michie
Michael Michie President & CEO